Exhibit 10.1 Certain information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) the type of information that Tricida, Inc. treats as private or confidential. AMENDMENT NO. 1 TO MANUFACTURING AND COMMERCIAL SUPPLY AGREEMENT This Amendment No. 1 to Manufacturing and Commercial Supply Agreement (“Amendment No. 1”) is dated as of March 30, 2021 (the “Amendment No. 1 Effective Date”) and is entered into between Patheon Austria GmbH & Co KG, with its principal offices located at St. Peter Strasse 25, A-4020 Linz, Austria (“Patheon”), and Tricida, Inc., a Delaware corporation, with its principal offices located at 7000 Shoreline Court, Suite 201, South San Francisco, CA 94080 (“Tricida”), in order to amend that certain Manufacturing and Commercial Supply Agreement between the parties dated as of October 4, 2019 (the “Agreement”). Each of Patheon and Tricida are sometimes referred to herein as “Party” or “Parties”. WHEREAS, following Tricida’s receipt of a Complete Response Letter and an Appeal Denied Letter from the U.S. FDA, and the Parties desire to clarify each Party’s respective obligations under the Agreement with respect to the [***], [***], [***] and [***], the Parties entered into that certain Binding Term Sheet for Amendment 1 to Manufacturing and Commercial Supply Agreement, dated February 26, 2021 (the “Binding Term Sheet”), to set forth certain agreed upon terms for an amendment to the Agreement; and WHEREAS, the Binding Term Sheet requires the Parties to enter into a definitive written amendment to the Agreement that contains the terms in the Binding Term Sheet and other mutually agreeable terms and conditions regarding the subject matter of the Binding Term Sheet. NOW, THEREFORE, the Parties hereby agree as follows: 1. Amendment to Supply Year Definition. Section 1.70 is hereby deleted and replaced with the following new Section 1.70: “1.70 “Supply Year” shall mean a twelve-month period starting on [***] of a calendar year and ending on [***] of the subsequent calendar year. Supply Years shall be [***] as Supply Year [***], Supply Year [***], Supply Year [***], etc. Supply Year [***] will commence on [***] and end on [***]. 2. Amendments to Supply Year References within the Agreement. In order to avoid confusion, all references within the Agreement to Supply Years that are also [***] will be replaced with the sole reference to the [***], as delineated below: a. Supply Year [***] will commence on [***] and end on [***]. All references throughout the Agreement to “[***] Supply Year”, “Supply Year [***]”, “Supply Year [***]” and “Supply Year [***]” are hereby replaced with “Supply Year [***]”. b. Supply Year [***] will commence on [***] and end on [***]. All references throughout the Agreement to “[***] Supply Year”, “Supply Year [***]” and “Supply Year [***]”, are hereby replaced with “Supply Year [***]”.

Page 2 of 12 c. Supply Year [***] will commence on [***] and end on [***]. All references throughout the Agreement to “Supply Year [***]” and “Supply Years [***]” are hereby replaced with “Supply Year [***]”. d. Supply Year [***] will commence on [***] and end on [***]. All references throughout the Agreement to “[***] Supply Year” are hereby replaced with “Supply Year [***]”. 3. Amendment to Term of Agreement. The “[***]”, as defined in Section 11.2, is hereby amended to [***]. For clarity, Supply Year [***] will be the [***], and the mutual supply and purchase obligations under the Agreement are also extended through Supply Year [***]. 4. Amendments to Various Dates in the Agreement. The dates in the Sections referenced below are hereby amended as stated: a. In Section 5.1, last paragraph, “Supply Year [***]” is changed to “Supply Year [***]”. b. In Section 5.4(b), “[***]” is changed to “[***]” in both places and “Supply Year [***]” is changed to “Supply Year [***]” in both places. c. In Section 5.4(c), “[***]” is changed to “[***]” in both places and “Supply Year [***]” is changed to “Supply Year [***]” in both places. d. In Section 5.4(d), “[***]” is changed to “[***]” in both places and “Supply Year [***]” is changed to “Supply Year [***]” in both places. e. In Section 5.5(a), “Supply Year [***]” is changed to “Supply Year [***]” in both places. f. In Section 5.5(b), “Supply Year [***]” is changed to “Supply Year [***]” in both places. g. In Section 5.10, “Supply Year [***]” is changed to “Supply Year [***]” and “[***]” is changed to “Supply Year [***]”. h. In Section 5.11(a), the phrase “[***]; and” is changed to “[***]; and”. i. In Section 5.11(c)3, “Supply Year [***]” is changed to “Supply Year [***]” in all three places. j. In Section 5.11(c)4, “Supply Year [***]” is changed to “Supply Year [***]”. k. In Section 5.11(d), “Supply Year [***]” is changed to “Supply Year [***]” and “Supply Year [***]” is changed to “Supply Year [***]”. l. In Section 5.13, “Supply Year [***]” is changed to “Supply Year [***]”. m. In Section 5.14(a), “Supply Year [***]” is changed to “Supply Year [***]”. n. In Section 5.14(b), “Supply Year [***]” is changed to “Supply Year [***]”. o. In Section 5.15, first paragraph, “[***]” is changed to “Supply Year [***]”. The second paragraph is deleted in its entirety and replaced with the following: “For purposes of illustration, if Tricida’s good faith estimate of the cumulative quantity of Product sold by Tricida in [***] is [***], the cumulative quantity of Product specified in Firm

Page 3 of 12 Orders for those same [***] is [***], and the [***] for the Supply Year [***] is [***], notwithstanding anything to the contrary in Section 5.4 (i), on [***] Tricida may provide Patheon with a Reduced [***] for any amount that is [***] for the Supply Year [***] (i.e., [***] in this illustration) and in this example we will use [***], (ii) the Price for the [***] for the Supply Year [***] would be [***] if the [***] for the Supply Year [***] had been [***], and (iii) [***] would be obligated to [***] for Supply Year [***].” p. In Section 5.16, second paragraph, “[***]” is changed to “[***]”, “[***]” is changed to “[***]”, and “[***] Supply Year” is changed to “Supply Year [***]” in all four places. 5. Changes to Manufacturing Schedule, [***]. a. Exhibit C. Exhibit C is hereby deleted and replaced with new Exhibit C attached as Appendix 1 to this Amendment No. 1. The new Exhibit C reflects changes to the [***]. b. [***]. Starting [***], Patheon will conduct a [***] (the “[***]”) in which Patheon will Manufacture and deliver to Tricida [***] of Product. The pricing for the Product [***] from the [***] is [***]/kg ([***] for [***]). Tricida will pay Patheon upon [***] of Product that meets the Product Warranty. For the avoidance of doubt, Tricida will [***] Patheon for [***] for the [***] in accordance with the Agreement. Patheon shall [***] all Product Manufactured in the [***]. c. [***]. As shown on Exhibit C, the Parties agree that the [***]. The [***] of the [***] is [***] of Product, and the [***] is [***]/kg ([***] for [***]). Tricida will pay Patheon upon [***] of [***] of Product that meets the Product Warranty. Patheon shall [***] all Product Manufactured in the [***]. d. [***]. As shown on Exhibit C, the [***] will be the [***] (Supply Year [***]), or up to [***] at [***] (such [***] to be [***]). In the event [***] its [***], Supply Year [***] shall be [***] with the [***]. Patheon shall produce [***] of Product during the [***] and [***] specified in Section 5.11(c)3 [***]. e. [***]. [***] with Supply Year [***] and all subsequent [***] will follow the remaining Supply Years as reflected in New Exhibit C (e.g., [***], etc.). 6. New Exhibit D. Exhibit D is hereby deleted and replaced with new Exhibit D attached as Appendix 2 to this Amendment No. 1. 7. New Exhibit E. Exhibit E is hereby deleted and replaced with new Exhibit E attached as Appendix 3 to this Amendment No. 1. 8. Payment for [***]; Supply of [***]. a. [***] Costs for [***]. [***] agrees to pay [***] for the [***] used in the [***]. [***] shall invoice the [***] for such [***] after execution of this Amendment No. 1 by both Parties, and [***] shall pay this invoice within [***] from [***]. All applicable [***] that [***] has made to [***] for such [***] will be reflected as a [***] against the invoice.

Page 4 of 12 b. [***]. [***] paid [***] for [***] of [***] consumed during the [***] resulting in [***]. [***] will [***] for this expense [***] after execution of this Amendment No. 1 by both Parties. c. [***]. Patheon will use up the [***] it [***] for the [***]. [***] will [***] of further [***] that may be required by Patheon ([***]). d. Patheon Qualification Suppliers of [***] Pursuant to Section 7.1. Section 7.1 provides for Patheon to qualify [***] suppliers to become Preferred Suppliers. Pursuant to Section 7.1, Patheon will proceed with qualification of [***] suppliers [***] during the [***]. Any of the above suppliers that pass the qualification criteria for new [***] suppliers will be considered Preferred Suppliers under the Agreement. [***] agrees to pay [***]/kg for the [***]. e. [***] of [***]. Subject to [***] being qualified as a [***] Supplier of [***] pursuant to the requirements of the Agreement and the Quality Agreement, Tricida grants [***] the option to supply [***] required to Manufacture up to [***] of Product and to have Patheon convert such quantities for [***] of Product during the [***], [***] of Product during the [***] and [***] of Product during the [***]. Patheon shall notify Tricida [***] as to whether [***] for the respective [***]. As required by Section 7.1, [***] shall supply [***] at [***]. f. [***] Consumption Factor. Once the Facility Investment is complete (i.e., [***]), the Parties will define the [***] Consumption Factor as required under Section 5.11(f). g. [***] costs for [***] Product and [***]. [***] will fund [***] costs in case [***] Product, any [***], or for [***]. Notwithstanding the foregoing, in the [***] and in each following [***] for the [***] costs of [***] at the [***]. 9. [***]. The technical teams of both Parties, acting reasonably and in good faith, will jointly agree on a [***] and appropriately document as set forth in the Quality Agreement prior to the start of Manufacture of the [***]. 10. Costs Associated with [***]. The Parties, acting reasonably and in good faith, shall discuss the [***] and document the agreement to such [***] in writing, prior to implementation. [***] obligation to pay for [***] an appropriate Purchase Order being issued for the agreed upon amount prior to implementation. 11. Payment for [***] and [***] incurred during [***]. [***] shall pay to [***] a [***] that are known or should be known as of the date of signature of this Amendment No. 1 that are [***]. [***] shall invoice the [***] after execution of this Amendment No. 1 by both Parties, and [***] this invoice within [***] from [***]. Such payment by [***] will not establish any precedent for [***]. As specified in Section 9 of this Amendment No. 1, [***] will only pay for [***] for which there is an [***] of the [***]. 12. Miscellaneous. All capitalized terms used herein that are not otherwise defined shall have the meaning given to them in the Agreement. All references to Sections and Exhibits shall refer to Sections and Exhibit to the Agreement unless otherwise specifically stated. Except as expressly amended above, all of the terms and conditions of the Agreement remain unchanged and in full force and effect. The Agreement, as amended by this Amendment No. 1, contains the entire understanding of the Parties with respect to the subject matter hereof, and as of Amendment No. 1 Effective Date, the Binding Term Sheet shall have no further force or effect. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the

Page 5 of 12 same agreement. No modification, amendment, or waiver of this Amendment No. 1 will be effective unless in writing and executed and delivered by the Parties. [Signature Page Follows]

Page 6 of 12 IN WITNESS THEREOF, the Parties have entered into this Amendment No. 1 as of the Amendment No. 1 Effective Date. PATHEON AUSTRIA GMBH & CO KG TRICIDA, INC. By: /s/ Michael Stanek By: /s/ Gerrit Klaerner Name: Michael Stanek Name: Gerrit Klaerner Title: VP Commercial Operations Title: CEO & President [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

Page 7 of 12 APPENDIX 1 NEW EXHIBIT C [***] [***] [***]

Page 8 of 12 APPENDIX 2 NEW EXHIBIT D MINIMUM COMMITMENT OF TRICIDA • [***], [***] and [***] under the [***] SOWs and [***] Product volumes as per Section 5.1 Initial Commitment • [***] and any subsequent Supply Year during the Term: [***] of Product

Page 9 of 12 APPENDIX 3 NEW EXHIBIT E PRICING 1. Price Determination The Prices for the [***], [***] and [***] are set forth in the corresponding SOW for the [***], [***] and [***]. Unless otherwise set forth in this Exhibit E or the CSA the [***], excluding [***] costs (“Pricing”), for Firm Order quantities up to [***] is as follows in Table A: TABLE A [***] [***] [***] excluding [[***]/[***]] ([***]) [***] [***] [***] [***] [***] [***] [***] [***] *Quantities and Prices above [***] may require additional Major Improvements beyond the [***] and [***] included in this CSA. For Supply Years beginning with Supply Year [***], the Price for Product shall be the [***] set forth below in Table 1 below, subject to [***] following the [***] and [***] relative to the [***] as further described in this Exhibit E. For the sake of clarity, the [***] for the [***] and [***] does not include the [***] for the execution of [***] associated with the [***] and [***]. The Parties, acting reasonably and in accordance with Section 4.4 of the Agreement, will agree on a [***] for such [***] and the [***] will be set forth in a separate SOW. For [***], Patheon will [***] the [***] which has been [***] in connection with the [***] and the Parties will decide on the [***] no later than [***]. Patheon will invoice Tricida for the agreed [***] costs at the [***]. For [***], Patheon will [***] outlined in Section 5.11(c)(3) of the Agreement ([***]) and the Parties will decide on the [***]. Patheon will invoice Tricida for the agreed [***] costs at the [***] of the [***] in Supply Year [***]. For Supply Year [***], the [***] will be calculated based upon the [***] of the [***] that utilize the [***] contemplated in the [***] and the [***] as specified in Exhibit F. For [***] and thereafter, the Price will be the [***] as reflected in Table 1, the Manufacturing Costs will be [***] following the [***] described below, and [***]. In the event the [***] has not been [***] to the [***], the [***] component of the [***] will be [***] relative to the [***] component of the [***] reflected in Table 1 for the corresponding quantity until the [***] is implemented. The [***] is composed of three components: (i) [***] associated with [***] portion of the [***] (i.e. [***] which are currently [***]), (ii) [***] (which are treated as [***] costs for the purposes of price calculation) and (iii) [***] component as mentioned in Table 1. As further described in this Exhibit

Page 10 of 12 E and in the CSA, the Price for Product in a given Supply Year beginning with [***] may deviate from the [***] as a consequence of a [***]. For clarity, the costs of the DAAH Raw Material are not included in Table A or Table 1 and will be [***] as set forth in the CSA. [***] For product Volumes [***] a [***] of the [***] shall be applied. [***] and [***] related to the relevant product volumes shall be [***] in order to [***]. 2. Manufacturing Cost Component Indexation: The costs set forth in Table 1 are built based on [***]. For the calculation of the [***] applicable in a given [***], [***] of the [***] will follow the [***] as described below: Starting in [***], and for each calendar year thereafter, the [***] shall be [***] in the [***] of the applicable calendar year either [***] based on [***]; provided however, no such [***] shall ever result in [***] of more than [***] in the [***] in any [***]. The Parties shall review and confirm the [***] by the last business day of the [***] and such [***] will be applied to the [***] for the immediately following Supply Year. The [***] (after applying the [***]) shall be valid for future [***] only, and not for any [***] which are in progress upon [***] at the last business day of the [***]. For clarity, no [***] shall be applied to the prices for the [***], [***] and [***]. In Table 1, Raw Materials are assumed to be [***] and the [***] costs ([***] per kg) are assumed to be [***] per year (divided by the applicable Firm Order quantity) and the [***] is the remainder of [***]. 3. [***] Cost Component of the [***] The [***] set forth in Table A is based upon a [***] (i.e. [***] net of [***]) is [***], and includes a [***] cost of [***] of the [***] applied to the Firm Order quantity for the applicable Supply Year, starting with Supply Year [***]. In case the actual final [***] deviates from this range, then the [***] costs as per Table 1 will have to be amended accordingly based on the final actual [***] amount divided by the respective Firm Order quantity. Likewise, in the event Tricida exercises its option under the CSA to [***] of the [***], the [***] costs will also be amended accordingly. For example, if the [***] and the Firm Order quantity for a given Supply Year is [***], the annual [***] cost over the [***]-year period will be [***] per year resulting in a [***] cost of [***] per kg for such Supply Year; for clarity, after [***], the [***] cost component will be [***]. It is agreed between the Parties that a potential [***] of the [***] over [***] up to [***] will be [***]. In such a case the [***] of the [***] will not be considered, and the [***] (i.e. the [***]) will be [***] to the [***]. Any [***] beyond the [***] will be [***] by [***] and not considered in the [***]. 4. Price Effect of Changes in [***] In order to reflect the [***] actually achieved during the [***] and each [***] thereafter, the Manufacturing Cost component of the [***] as per Table 1 as applicable will be multiplied with the factors set forth in Table 2 (“[***]”).

Page 11 of 12 Patheon acknowledges and agrees that in the Supply Year [***] and thereafter for purposes of the Price calculation, the maximum [***] are set at [***] for [***] and [***] for [***], even if the [***] actually achieved [***] shall be [***]. Table 2 - [***]: [***] 5. Price Effect of Batch Size Increases Table 3 (“[***]”) defines [***] in case of using a [***] of [***] for [***]. In this case, the [***] of the [***] as per [***] is to be multiplied with the factors set forth in [***] instead of the factors set forth in [***]. In case of using [***] for [***] between [***] (as assumed in [***]) and [***] (as assumed in [***]) a [***] of the relevant [***] used in [***] has to be [***], and the factors so calculated shall be [***] with the [***] of the [***]. Table 3 - [***]: [***]

Page 12 of 12 6. Certain Calculation Examples As an example: The [***] on [***]